                                                                   EXHIBIT 10.3



                        TANNING TECHNOLOGY CORPORATION



                              AMENDMENT NO. 1 TO
                           STOCK PURCHASE AGREEMENT




          This Amendment (this "Amended Agreement") to the Stock Purchase Agreement, dated as of December 24, 1996 and as supplemented by Letter Agreement dated January 31, 1997 (the "Existing Agreement"), is entered into on this 9th day of June 1998, by and among Tanning Technology Corporation, a Delaware corporation (the "Company"), Courtney Rose Corporation, Winsoft Corporation, and Hippeli Enterprises, Inc. (the "Original Members"), Stephen Brobst, Larry Tanning, Bipin Agarwal, and Toni Hippeli (the "Principals"), each of AEA Tanning Investors, Inc., TTC Investors I LLC, TTC Investors II LLC (the "Existing Purchasers), and each of TTC Investors IA LLC and TTC Investors IIA LLC (collectively, the "1998 Purchasers") (the Existing Purchasers and the 1998 Purchasers to be referred to herein as the "Purchasers" and each individually, a "Purchaser").


                                   RECITALS


          WHEREAS, pursuant to the Existing Agreement, the Existing Purchasers purchased and the Company sold 130,000 shares of Class B Common Stock; and

          WHEREAS, in March 1997, the Company effected a 21.053 to 1 stock split of its Class A Common Stock, Class B Common Stock and Class C Common Stock (the "1997 Split"); and

          WHEREAS, the Company has adopted and filed with the Secretary of State of the State of Delaware a Certificate of Amendment to its Certificate of Incorporation in the form set forth on Exhibit A, which authorized an increase
                                       ---------
in the number of Class B Common Stock to 15,204,450 shares and effected a 5 to 1 stock split of its Class A Common Stock, Class B Common Stock and Class C Common Stock (the "1998 Split"); and

          WHEREAS, the 1998 Purchasers desires to purchase and the Company desires to sell to the 1998 Purchasers 1,520,000 shares of the Company's Class B Common Stock (the "1998 Shares") pursuant to this Amended Agreement; and

          WHEREAS, the parties hereto have agreed to amend the Existing Agreement to provide for the purchase of the 1998 Shares by the 1998 Purchasers.

                                   AGREEMENT


          In consideration of the mutual promises, covenants and conditions set forth below, the parties mutually agree as follows:



I.   TERMS USED


          The term "Company" in the Existing Agreement shall refer to Tanning Technology Corporation, a Delaware corporation, as successor in interest to Tanning Technology Group, L.L.C., a Colorado limited liability company.


II.  PURCHASE AND SALE OF STOCK


          A.  Certificate of Amendment.  The Company shall have adopted and
              ------------------------
filed with the Secretary of State of Delaware on or before the Subsequent Closing Date (as defined below), a Certificate of Amendment to its Certificate of Incorporation ("Certificate of Amendment"), substantially in the form attached hereto as Exhibit A, which, among other things, authorizes an increase
                   ---------
in the number of shares of Class B Common Stock to 15,204,450 shares (which increase reflects both the 1997 Split and the 1998 Split).

          B.  Issuance and Sale.  Subject to the terms and conditions in this
              -----------------
Amended Agreement, the Company shall issue and sell to the 1998 Purchasers at the Subsequent Closing (as defined below) the 1998 Shares at a purchase price of $1.25 per share.


111.  CLOSING OF PURCHASE AND SALE

          A. Subject to the conditions to closing set forth in the Existing Agreement, as amended below, the consummation of the purchase and sale of the 1998 Shares shall take place (the "Subsequent Closing") at the offices of Ireland, Stapleton, Pryor & Pascoe, P.C., 1675 Broadway, Suite 2600, Denver, Colorado 80202, on the date of this Amended Agreement, at 9:00 a.m. or such other place, date, and time as may be mutually agreed to by the Company and the 1998 Purchasers (the "Subsequent Closing Date").

          B. At the Subsequent Closing, the parties hereto shall execute counterpart signature pages to this Amended Agreement, Amendment No. 1 to the Shareholders Agreement and Amendment No. 1 to the Registration Rights Agreement, and the Company shall deliver to the 1998 Purchasers, upon tender of the purchase price of U.S. $1,900,000.00 in the form of cash, check or wire-transferred funds, certificates representing the 1998 Shares.

IV.  OTHER AGREEMENTS


          A. The parties to the Existing Agreement hereby agree and acknowledge that the terms and conditions (including all representations, warranties and covenants) of the Existing Agreement remain in full force and effect.

          B. The parties hereto acknowledge and agree that except for the specific representations and warranties of the Company set forth on Exhibit B
                                                                    ---------
hereto, the representations and warranties of the Company, the Original Members and the Principals contained in the Existing Agreement are made on and as of the date of the Existing Agreement and the Closing Date only, and shall not be made as of the date hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to the Stock Purchase Agreement to be executed as of the day and year first written above.


THE COMPANY                           TANNING TECHNOLOGY CORPORATION, a
                                      Delaware corporation



                                      By: /s/ Larry G. Tanning
                                          ----------------------------------
                                          Its: President
                                          ----------------------------------

                                         Address:
                                         4600 South Ulster Street, Suite 380
                                         Denver, Colorado  80237

1998 PURCHASERS:                         TTC INVESTORS IA LLC
                                         By AEA Tanning Investors Inc.,
                                         its managing member



                                         By: /s/Christopher P. Mahan
                                             ----------------------------------
                                         Name:  Christopher Mahan
                                         Title:     Vice President

                                         TTC INVESTORS IIA LLC
                                         By AEA Tanning Investors Inc.,
                                         its managing member



                                         By: /s/Christopher P. Mahan
                                             ----------------------------------
                                         Name:  Christopher Mahan
                                         Title:     Vice President

ORIGINAL MEMBERS:                        COURTNEY ROSE CORPORATION


                                         By: /s/Larry G. Tanning
                                             ----------------------------------
                                         Name: Larry Tanning
                                         Title: President

                                         WINSOFT CORPORATION

                                         By: /s/Bipin Agarwal
                                             ----------------------------------
                                         Name: Bipin Agarwal
                                         Title: President

                                         HIPPELI ENTERPRISES, INC.


                                         By: /s/Toni Hippeli
                                             ----------------------------------
                                         Name: Toni Hippeli
                                         Title: President
PRINCIPALS:
                                             /s/Stephen A. Brobst
                                             ----------------------------------
                                             Stephen Brobst




                                             /s/Larry Tanning
                                             ----------------------------------
                                             Larry Tanning




                                             /s/Bipin Agarwal
                                             ----------------------------------
                                             Bipin Agarwal




                                             /s/Toni Hippeli
                                             ----------------------------------
                                             Toni Hippeli


EXISTING PURCHASERS:                         AEA TANNING INVESTORS INC.




                                             By: /s/Christopher P. Mahan
                                                 ------------------------------
                                             Name:  Christopher Mahan
                                             Title:     Vice President

                                             TTC INVESTORS I LLC
                                             By AEA Tanning Investors Inc.,
                                             its managing member



                                             By: /s/Christopher P. Mahan
                                                 ------------------------------
                                             Name:  Christopher Mahan
                                             Title:     Vice President

                                             TTC INVESTORS II LLC
                                             By AEA Tanning Investors Inc.,
                                             its managing member



                                             By: /s/Christopher P. Mahan
                                                 ------------------------------
                                             Name:  Christopher Mahan
                                             Title: Vice President